Exhibit 99.1

ALBUQUERQUE, N.M.
February 24, 2023

PNM Resources Reports 2022 Results
2023 Ongoing Earnings Guidance Narrowed

•2022 GAAP earnings of $1.97 per diluted share
•2022 ongoing earnings of $2.69 per diluted share
•2023 ongoing earnings guidance range narrowed to $2.65 - $2.75

                PNM Resources (In millions, except EPS)

	2022	2021
GAAP net earnings attributable to PNM Resources	$169.5	$195.8
GAAP diluted EPS	$1.97	$2.27
Ongoing net earnings	$231.5	$211.1
Ongoing diluted EPS	$2.69	$2.45

PNM Resources (NYSE: PNM) today released its 2022 year-end results. In addition, management narrowed its consolidated ongoing earnings guidance for 2023 to a range of $2.65 to $2.75 per diluted share.

“Our successes in 2022 demonstrate our continued progress on transforming PNM’s generation portfolio and investing in critical infrastructure to support growth and reliability across New Mexico and Texas,” said Pat Vincent-Collawn, PNM Resources chairman and CEO. “We progressed to a 55% carbon-free generation portfolio, filed for a grid modernization plan along with recovery for over $2 billion of investments in New Mexico and undertook projects to support grid resilience and continued high demand growth in Texas resulting in record-level investments. Our focus remains on delivering safe, reliable and environmentally sustainable power to customers at affordable rates.”

SEGMENT REPORTING OF 2022 EARNINGS

•PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

•TNMP – an electric transmission and distribution utility in Texas.

•Corporate and Other – reflects the PNM Resources holding company and other subsidiaries.

EPS Results by Segment

	GAAP Diluted EPS		Ongoing Diluted EPS
	2022	2021	2022	2021
PNM	$1.20	$1.81	$1.90	$1.85
TNMP	$1.07	$0.74	$1.07	$0.75
Corporate and Other	($0.30)	($0.28)	($0.28)	($0.15)

Consolidated PNM Resources	$1.97	$2.27	$2.69	$2.45

Net changes to GAAP and ongoing earnings in 2022 compared to 2021 include:

•PNM: Increased transmission margins due to higher system demand and new customers, including the Western Spirit transmission contract, and increased usage due to load growth and weather were partially offset by realized losses in decommissioning and reclamation trusts and higher planned O&M expenses.

•TNMP: Increased usage due to load growth and weather, along with rate recovery through Transmission Cost of Service (TCOS) and Distribution Cost of Service (DCOS) increases, were partially offset by higher depreciation, property tax and interest expense associated with new capital investments and higher planned O&M expenses.

•Corporate and Other: Higher interest rates on variable rate debt increased losses.

In addition, GAAP earnings decreased in 2022 resulting from $63.8 million in net unrealized losses on investment securities for decommissioning and reclamation trusts compared to $0.3 million in net unrealized gains in 2021. This was partially offset by a reduction in merger related costs of $1.9 million in 2022 compared to $13.3 million in 2021.

Additional materials with information on quarterly results are available at
http://www.pnmresources.com/investors/results.cfm.

STATUS OF MERGER

On January 3, 2022, PNM Resources and AVANGRID announced an amendment and extension of their merger agreement through April 20, 2023, and an appeal of the NMPRC decision with the New Mexico Supreme Court. The Court’s briefing schedule concluded in August 2022. No response has been provided on the companies’ request for oral argument. There is no statutory deadline for the Court to respond to the request for oral argument nor to act on the appeal.

CONFERENCE CALL: 11 A.M. EASTERN FRIDAY, FEBRUARY 24
PNM Resources will discuss these items during a live conference call and webcast on Friday, February 24th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources Chairman and Chief Executive Officer, Don Tarry, PNM Resources President and Chief Operating Officer, and Lisa Eden, PNM Resources Senior Vice President, Chief Financial Officer and Treasurer.

The conference call will be simultaneously broadcast and archived on our website at
http://www.pnmresources.com/investors/events-and-presentations. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: https://dpregister.com/sreg/10175389/f5cbd09a51. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources 2022 earnings call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2022 consolidated operating revenues of $2.2 billion. Through its regulated utilities, PNM and TNMP, PNM Resources provides electricity to more than 800,000 homes and businesses in New Mexico and Texas. PNM serves its customers with a diverse mix of generation and purchased power resources totaling 2.7 gigawatts of capacity, with a goal to achieve 100% emissions-free generation by 2040. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Ray Sandoval
(505) 241-2160                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies, including the unaudited financial results and earnings guidance, are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and apply only as of the date of this report. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. Additionally, there are risks and uncertainties in connection with the proposed acquisition of us by AVANGRID which may adversely affect our business, future opportunities, employees and common stock, including without limitation, (i) the expected timing and likelihood of completion of the pending Merger, including the timing, receipt and terms and conditions of any remaining required governmental and regulatory approvals of the pending Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (iii) the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, and (iv) the risk that the proposed transaction could have an adverse effect on the ability of PNMR to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K, Form 10-Q filings and the information included in the Company’s Forms 8-K with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

(END)

PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$7,808	$19,725	$(11,788)	$15,745
Adjusting items before income tax effects
Net change in unrealized gains and losses on investment securities2a	(17,279)	—	—	(17,279)
FERC ordered time-value refunds2b	8,057	—	—	8,057
Pension expense related to previously disposed of gas distribution business2d	614	—	—	614
Merger related costs2e	14	2	194	210
Total adjustments before income tax effects	(8,594)	2	194	(8,398)
Income tax impact of above adjustments[1]	2,183	(1)	(49)	2,133
SJGS retirement income tax adjustments[3]	3,525	—	—	3,525
Income tax impact of non-deductible merger related costs[3]	(239)	(154)	33	(360)
Timing of statutory and effective tax rates on non-recurring items[4]	(41)	(144)	149	(36)
Total income tax impacts[5]	5,428	(299)	133	5,262
Adjusting items, net of income taxes	(3,166)	(297)	327	(3,136)
Ongoing Earnings (Loss)	$4,642	$19,428	$(11,461)	$12,609

Year Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$103,370	$92,267	$(26,107)	$169,530
Adjusting items before income tax effects
Net change in unrealized gains and losses on investment securities2a	63,805	—	—	63,805
FERC ordered time-value refunds2b	8,057	—	—	8,057
Regulatory disallowances and restructuring costs2c	2,025	—	—	2,025
Pension expense related to previously disposed of gas distribution business2d	2,456	—	—	2,456
Merger related costs2e	81	6	1,763	1,850
Total adjustments before income tax effects	76,424	6	1,763	78,193
Income tax impact of above adjustments[1]	(19,412)	(2)	(447)	(19,861)
SJGS retirement income tax adjustments[3]	3,525	—	—	3,525
Income tax impact of non-deductible merger related costs[3]	13	2	75	90
Total income tax impacts[5]	(15,874)	—	(372)	(16,246)
Adjusting items, net of income taxes	60,550	6	1,391	61,947
Ongoing Earnings (Loss)	$163,920	$92,273	$(24,716)	$231,477

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] (Increases) decreases in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Decreases in "Electric operating revenues"
[c] Increases in "Regulatory disallowances and restructuring costs"
[d] Increases in "Other (deductions)"
[e] Increases in "Administrative and general"
[3] Increases (decreases) in "Income Taxes"
[4] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 23.0% for PNMR, and the GAAP anticipated effective tax rates of 11.0% for PNM, 13.4% for TNMP, and 10.1% for PNMR, which reversed by year end

[5] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2021
GAAP Net Earnings (Loss) Attributable to PNMR:	$8,738	$11,552	$(9,070)	$11,220
Adjusting items before income tax effects
Net change in unrealized gains and losses on investment securities2a	3,338	—	—	3,338
Regulatory disallowances and restructuring costs2b	758	—	—	758
Pension expense related to previously disposed of gas distribution business2c	849	—	—	849
Merger related costs2d	18	33	2,525	2,576
Total adjustments before income tax effects	4,963	33	2,525	7,521
Income tax impact of above adjustments[1]	(1,261)	(7)	(641)	(1,909)
Income tax impact of non-deductible merger related costs[3]	4	(41)	170	133
Timing of statutory and effective tax rates on non-recurring items[4]	—	(128)	(135)	(263)
Other income tax impairments and valuation allowances[3]	—	—	1,028	1,028
Total income tax impacts[4]	(1,257)	(176)	422	(1,011)
Adjusting items, net of income taxes	3,706	(143)	2,947	6,510
Ongoing Earnings (Loss)	$12,444	$11,409	$(6,123)	$17,730

Year Ended December 31, 2021
GAAP Net Earnings (Loss) Attributable to PNMR:	$155,541	$63,879	$(23,591)	$195,829
Adjusting items before income tax effects
Net change in unrealized gains and losses on investment securities2a	(256)	—	—	(256)
Regulatory disallowances and restructuring costs2b	1,194	—	—	1,194
Pension expense related to previously disposed of gas distribution business2c	3,397	—	—	3,397
Merger related costs2d	580	466	12,268	13,314
Total adjustments before income tax effects	4,915	466	12,268	17,649
Income tax impacts of above adjustments[1]	(1,248)	(98)	(3,116)	(4,462)
Income tax impact of non-deductible merger related costs[3]	27	(5)	1,004	1,026
Other income tax impairments and valuation allowances[3]	—	—	1,028	1,028
Total income tax impacts[4]	(1,221)	(103)	(1,084)	(2,408)
Adjusting items, net of income taxes	3,694	363	11,184	15,241
Ongoing Earnings (Loss)	$159,235	$64,242	$(12,407)	$211,070

[1] Tax effects calculated using a tax rate of 21.0% for TNMP and 25.4% for other segments
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[a] (Increases) decreases in "Gains (losses) on investment securities" reflecting non-cash performance relative to market, not indicative of funding requirements
[b] Increase in "Regulatory disallowances and restructuring costs"
[c] Increases in "Other (deductions)"
[d] Increases in "Administrative and general"
[3] Increases (decreases) in "Income Taxes"
[4] Income tax timing impacts resulting from differences between the statutory rates of 25.4% for PNM, 21.0% for TNMP and the average expected statutory tax rate of 24.0% for PNMR, and the GAAP anticipated effective tax rates of 14.7% for PNM, 11.0% for TNMP, and 14.2% for PNMR, which reversed by year end.

[5] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.09	$0.23	$(0.14)	$0.18
Adjusting items, net of income tax effects
Net change in unrealized gains and losses on investment securities	(0.15)	—	—	(0.15)
FERC ordered time-value refunds	0.07	—	—	0.07
Merger related costs	—	—	0.01	0.01
SJGS retirement income tax adjustments	0.04	—	—	0.04
Total Adjustments	(0.04)	—	0.01	(0.03)
Ongoing Earnings (Loss)	$0.05	$0.23	$(0.13)	$0.15
Average Diluted Shares Outstanding: 86,142,434

Year Ended December 31, 2022
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.20	$1.07	$(0.30)	$1.97
Adjusting items, net of income tax effects
Net change in unrealized gains and losses on investment securities	0.55	—	—	0.55
FERC ordered time-value refunds	0.07	—	—	0.07
Regulatory disallowances and restructuring costs	0.02	—	—	0.02
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Merger related costs	—	—	0.02	0.02
SJGS retirement income tax adjustments	0.04	—	—	0.04
Total Adjustments	0.70	—	0.02	0.72
Ongoing Earnings (Loss)	$1.90	$1.07	$(0.28)	$2.69
Average Diluted Shares Outstanding: 86,168,751

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2021
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.10	$0.13	$(0.10)	$0.13
Adjusting items, net of income tax effects
Net change in unrealized gains and losses on investment securities	0.03	—	—	0.03
Regulatory disallowances and restructuring costs	0.01	—	—	0.01
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Merger related costs	—	—	0.02	0.02
Other income tax impairments and valuation allowances	—	—	0.01	0.01
Total Adjustments	0.05	—	0.03	0.08
Ongoing Earnings (Loss)	$0.15	$0.13	$(0.07)	$0.21
Average Diluted Shares Outstanding: 86,125,665

Year Ended December 31, 2021
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.81	$0.74	$(0.28)	$2.27
Adjusting items, net of income tax effects
Net change in unrealized gains and losses on investment securities	—	—	—	—
Regulatory disallowances and restructuring costs	0.01	—	—	0.01
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
Merger related costs	—	0.01	0.12	0.13
Other income tax impairments and valuation allowances	—	—	0.01	0.01
Total Adjustments	0.04	0.01	0.13	0.18
Ongoing Earnings (Loss)	$1.85	$0.75	$(0.15)	$2.45
Average Diluted Shares Outstanding: 86,110,820

PNM Resources, Inc. and Subsidiaries
Schedule 5
Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Year Ended December 31,
	2022	2021	2020
	(In thousands, except per share amounts)
Electric Operating Revenues	$2,249,555	$1,779,873	$1,523,012
Operating Expenses:
Cost of energy	987,941	644,853	447,241
Administrative and general	227,149	230,292	216,334
Energy production costs	147,347	143,931	137,977
Regulatory disallowances and restructuring costs	832	1,194	1,098
Depreciation and amortization	304,853	284,107	275,612
Transmission and distribution costs	94,684	81,335	77,943
Taxes other than income taxes	92,989	86,008	81,526
Total operating expenses	1,855,795	1,471,720	1,237,731
Operating income	393,760	308,153	285,281
Other Income and Deductions:
Interest income	16,095	14,662	14,223
Gains (losses) on investment securities	(78,357)	16,850	21,599
Other income	21,601	20,200	19,973
Other (deductions)	(13,881)	(18,559)	(18,732)
Net other income and (deductions)	(54,542)	33,153	37,063
Interest Charges	127,908	96,877	114,392
Earnings before Income Taxes	211,310	244,429	207,952
Income Taxes	26,130	32,582	20,636
Net Earnings	185,180	211,847	187,316
(Earnings) Attributable to Valencia Non-controlling Interest	(15,122)	(15,490)	(14,013)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to PNMR	$169,530	$195,829	$172,775
Net Earnings Attributable to PNMR per Common Share:
Basic	$1.97	$2.28	$2.16
Diluted	$1.97	$2.27	$2.15